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                    MFS(R) MUNICIPAL HIGH INCOME FUND

                 Supplement to the Current Prospectus


The description of portfolio manager under the "Management of the Fund - Investment Adviser" section beginning on page 11 of the Prospectus is hereby deleted and replaced in its entirety with the following: "Michael Roberge is the portfolio manager of the Fund. Mr. Roberge, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since 1996. From 1994 to 1996, he worked as a municipal credit analyst and portfolio manager with Colonial Management Associates, Inc. Prior to 1994, he was an Assistant Vice President and credit analyst with Moody's Investor Services."

           The date of this Supplement is December 3, 1997.